Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 14. Income Taxes

The Company recorded income tax expenses of $30,000 and $48,000 for the six-month periods ended June 30, 2014 and 2013, respectively. The Company’s effective income tax rates were (4.7)% and 48.2% for the six-month periods ended June 30, 2014 and 2013, respectively. EGT Cambodia entity and Dreamworld Casino (Pailin) are income tax exempt and only pay a fixed monthly tax rather than a tax on income.
The fixed obligation tax arrangement is subject to annual renewal and negotiation and the Company has renewed the fixed obligation tax arrangement for both EGT Cambodia and Dreamworld Casino (Pailin) for 2014.
The Company has been subjected to income tax examinations by tax authorities in jurisdictions in which it operates. During the years ended December 31, 2011 and 2012, the United States Internal Revenue Service (the “IRS”) conducted an audit of the Company’s 2008 and 2009 tax returns in the United States. On January 23, 2013, the IRS formally notified the Company that it had completed the review of the examination of the above-mentioned years with no changes to the Company’s tax position.
The Company's 2009 to 2013 Australian income tax returns remain open to examination by the Australian Taxation Office. The Company's 2010 to 2013 Cambodian income tax returns remain open to examination by the General Department of Taxation. The Company's 2011 to 2013 Philippines income tax returns remain open to examination by the Philippines Bureau of Internal Revenue. The Company's 2007 to 2013 Hong Kong income tax returns remain open to examination by the Hong Kong Inland Revenue Department

Note 15.	Income Taxes

The components of the provision for income taxes consisted of the following:

	Years ended December 31,
(amounts in thousands)	2013	2012
Federal — deferred	$(59)	$(57)
State	—	—
Foreign
Current	—	—
Deferred	(82)	138
Total tax (expenses)/benefits	$(141)	$81

The reconciliation of the statutory federal income tax rate and the Company’s effective tax rates consisted of the following:

	Years Ended December 31,
(amounts in thousands)	2013	2012
Federal tax expense at statutory rates	$1,718	$(573)
Difference in jurisdictional tax rates	(34)	723
Expense not deductible for tax	(46)	(600)
Income not subject to tax	802	1,346
Adjustment of provision to tax return	(1,029)	(473)
Change in valuation allowances	(965)	(1,769)
Change in unrecognized tax benefits	(535)	1,362
Other	(52)	65
Total tax (expenses)/benefits	$(141)	$81

Consolidated (loss)/income from continuing operations before taxes for domestic and international operations consisted of the following:
	Years Ended December 31,
(amounts in thousands)	2013	2012
Domestic	$(8,147)	$(3,796)
International	6,912	6,543
(Loss)/income from continuing operations before income tax	$(1,235)	$2,747

The primary tax affected components of the Company’s deferred tax assets/(liabilities) consisted of the following:

	December 31,
(amounts in thousands)	2013	2012
Deferred tax assets - current
Prepaid commission agreement	$1,277	$—
Depreciation and impairment	3,580	4,792
Other	337	450
Less: Valuation allowances	(5,194)	(5,226)
	—	16

Deferred tax assets – non current
Net operating losses	60,023	59,712
Stock options	840	571
Less: Valuation allowances	(60,863)	(60,094)
	—	189
Deferred tax liabilities – non current
Acquisition of intangibles	(183)	(141)
Other	(16)	—
Net deferred tax (liabilities)/assets	$(199)	$64

Domestic operating loss carryforwards were approximately $174.2 million and $172.7 million for the years ended December 31, 2013 and 2012, respectively, which are subject to limitations under Section 382 of the Internal Revenue Code. These domestic operating losses began to expire in 2011. The Company expects to utilize the $174.2 million domestic operating loss to offset against corporate income tax payable in the United States, if the domestic operating loss remains unexpired at the time when the Company is subject to corporate income tax in the United States. Operating loss carryforwards of foreign subsidiaries were approximately $4.6 million and $3.4 million, respectively for the years ended December, 31, 2013 and 2012. The Company’s net operating losses have been fully reserved. These foreign operating losses began to expire in 2011 and for Hong Kong, the operating losses can be carried forward indefinitely.

As of December 31, 2013, there were valuation allowances of approximately $61.3 million and $4.7 million, respectively, relating to pre-Quasi-Reorganization and post-Quasi-Reorganization periods. Valuation allowances included approximately $61.3 million for which subsequently recognized tax benefits will be credited directly to additional paid-in capital. Valuation allowances were provided on the domestic and foreign operating loss carry forwards and other deferred tax assets because management believes these assets did not meet the “more likely than not” criteria for recognition under ASC 740.

Undistributed earnings of the Company’s foreign subsidiary amounted to approximately $21.7 million as of December 31, 2013. Those earnings were considered to be permanently reinvested; accordingly, no provision for withholding taxes has been provided thereon. Upon repatriation of those earnings, in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable due to the complexities associated with its hypothetical calculation; however, unrecognized foreign tax credit carryforwards would be available to reduce some portion of the U.S. liability. Withholding taxes of approximately $3.0 million would be payable upon remittance of all previously unremitted earnings as of December 31, 2013.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits consisted of the following:

(amounts in thousands)
Balance at January 1, 2012	$5,055
Additions based on tax positions related to the current year	57
Reductions for tax positions of prior years	(1,439)
Balance at December 31, 2012	$3,673
Additions based on tax positions related to the current year	430
Reductions for tax positions of prior years	(82)
Balance at December 31, 2013	$4,021

The amount of uncertain tax benefits as of December 31, 2013 that would affect the effective income tax rate if recognized is approximately $282,000. It is possible that the amount of unrecognized tax benefits will change in the next twelve months, however, an estimate of the range of the possible changes cannot be made at this time.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits in the provision for income taxes in the statements of comprehensive income. During the year ended December 31, 2013, the Company recorded interest and penalties of approximately $60,000. As of December 31, 2013, the Company had interest and penalties of approximately $304,000 accrued in the consolidated balance sheet.

The Company has been subjected to income tax examinations by tax authorities in jurisdictions in which it operates. During the years ended December 31, 2011 and 2012, the United States Internal Revenue Service (the “IRS”) conducted an audit of the Company’s 2008 and 2009 tax returns in the United States. On January 23, 2013, the IRS formally notified the Company that it had completed the review of the examination of the above-mentioned years with no changes to the Company’s tax position.

The Company’s 2009 to 2013 Australian income tax returns remain open to examination by the Australian Taxation Office. The Company’s 2010 to 2013 Cambodian income tax returns remain open to examination by the General Department of Taxation. The Company’s 2010 to 2013 Philippines income tax returns remain open to examination by the Philippines Bureau of Internal Revenue. The Company’s 2007 to 2013 Hong Kong income tax returns remain open to examination by the Hong Kong Inland Revenue Department.